UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 2, 2018

CINCINNATI BELL INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street

Cincinnati, OH 45202

(Address of Principal Executive Office)

(513) 397-9900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Assumption Supplemental Indenture to the 8.00% Indenture

As previously disclosed, on October 6, 2017, CB Escrow Corp. (the “Issuer”), an Ohio corporation and wholly-owned subsidiary of Cincinnati Bell Inc. (the “Company”), closed an offering (the “8.00% Notes Offering”) of $350 million aggregate principal amount of 8.000% senior notes due 2025 (the “8.00% Notes”). The 8.00% Notes were issued pursuant to an indenture, dated as of October 6, 2017 (the “Base 8.00% Indenture”), between the Issuer and Regions Bank, as trustee.

Concurrently with the closing of the 8.00% Notes Offering, the Issuer entered into a customary escrow agreement (the “Escrow Agreement”) pursuant to which the gross proceeds of the 8.00% Notes Offering were deposited into an escrow account (the “Escrow Account”).

On July 2, 2018, the Company, the guarantors party thereto and Regions Bank, as trustee, entered into the Assumption Supplemental Indenture (the “Assumption Supplemental Indenture”, and together with the Base 8.00% Indenture, the “8.00% Indenture”). The Assumption Supplemental Indenture supplements the Base 8.00% Indenture by consummating the Company’s assumption of the obligations of the Issuer under the 8.00% Notes and the Base 8.00% Indenture (the “Assumption”) and by adding the guarantor parties thereto as parties to the 8.00% Indenture and as joint and several guarantors of the 8.00% Notes, in accordance with the terms and conditions of the 8.00% Indenture.

Entry into the Assumption Supplemental Indenture is part of the financing of the cash portion of the aggregate Merger Consideration for the Company’s previously announced Merger with Hawaiian Telcom (each, as defined below). At the closing of the Merger, the Issuer merged with and into the Company (the “Escrow Merger”), with the Company continuing as the surviving corporation. At the time of the Escrow Merger, the Company entered into the Assumption Supplemental Indenture and the proceeds from the 8.00% Notes Offering were released from the Escrow Account to the Company.

The 8.00% Notes are senior unsecured obligations of the Company which rank equally in right of payment with all existing and future unsecured senior indebtedness of the Company, and the 8.00% Notes will be effectively subordinated to all existing and future secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness. The 8.00% Notes will be guaranteed on a joint and several basis by certain of the Company’s existing and future domestic subsidiaries. Each such guarantee will be a senior unsecured obligation of the applicable guarantor, ranking equally in right of payment with all existing and future unsecured senior indebtedness of such guarantor and effectively subordinated to all existing and future secured indebtedness of such guarantor to the extent of the value of the assets securing that indebtedness. The 8.00% Notes will be structurally subordinated to all liabilities (including trade payables) of each subsidiary of the Company that does not guarantee the 8.00% Notes.

The 8.00% Notes will bear interest at a rate of 8.000% per annum, payable semi-annually on April 15 and October 15 of each year, to persons who are registered holders of the 8.00% Notes on the immediately preceding April 1 and October 1, respectively.

The 8.00% Indenture limits the ability of the Company and its restricted subsidiaries, to incur indebtedness, encumber their assets, enter into sale and leaseback transactions, make restricted payments, create dividend restrictions and other payment restrictions that affect the Company’s restricted subsidiaries, permit restricted subsidiaries to guarantee certain indebtedness, enter into transactions with affiliates and sell assets, in each case subject to certain qualifications set forth in the 8.00% Indenture.

In the event of a Change of Control (as defined in the 8.00% Indenture), each holder of the 8.00% Notes will have the right to require the Company to repurchase all or any part of that holder’s 8.00% Notes at a purchase price of 101% of the principal amount of 8.00% Notes repurchased, plus accrued and unpaid interest, if any, to the date of such repurchase.

The 8.00% Notes will mature on October 15, 2025. However, prior to October 15, 2020, the Company may, at its option, redeem some or all of the 8.00% Notes at a redemption price equal to 100% of the principal amount of the 8.00% Notes, together with accrued and unpaid interest, if any, plus a “make-whole” premium. On or after October 15, 2020, the Company may, at its option, redeem some or all of the 8.00% Notes at any time at declining redemption prices equal to (i) 106.000% beginning on October 15, 2020, (ii) 104.000% beginning on October 15, 2021, (iii) 102.000% beginning on October 15, 2022 and (iv) 100.000% beginning on October 15, 2023 and thereafter, plus, in each case, accrued and unpaid interest, if any, to the applicable redemption date. In addition, before October 15, 2020, and subject to certain conditions, the Company may, at its option, redeem up to 40% of the aggregate principal amount of 8.00% Notes with the net proceeds of certain equity offerings at 108.000% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption; provided that (i) at least 60% of the aggregate principal amount of 8.00% Notes remains outstanding after such redemption and (ii) the redemption occurs within 180 days of the closing of any such equity offering.

The foregoing description of the 8.00% Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Assumption Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01, and the Base 8.00% Indenture, a copy of which is filed as Exhibit 4.1 to the Current Report on Form 8-K, filed by the Company on October 6, 2017 with the Securities and Exchange Commission (the “SEC”), and is incorporated by reference into this Item 1.01.

Additionally, the foregoing description of the Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Escrow Agreement, a copy of which is filed as Exhibit 4.2 to the Current Report on Form 8-K, filed by the Company on October 6, 2017 with the SEC, and is incorporated by reference into this Item 1.01.

The 8.00% Notes and the related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Fifth Supplemental Indenture to the 7.00% Indenture

On July 2, 2018, the Company, Hawaiian Telcom, certain of Hawaiian Telcom’s wholly-owned subsidiaries (together with Hawaiian Telcom, the “Hawaiian Telcom Guarantors”) and Regions Bank, as trustee, entered into a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”). The Fifth Supplemental Indenture supplements that certain indenture, dated as of September 22, 2016, among the Company, the guarantors party thereto and Regions Bank, as trustee (as supplemented from time to time prior to the date hereof, the “7.00% Indenture”) governing the issuance of the Company’s 7.00% Senior Notes due 2024 (the “7.00% Notes”), by adding the Hawaiian Telcom Guarantors as additional parties to the 7.00% Indenture and as joint and several guarantors of the 7.00% Notes, in accordance with the terms and conditions of the 7.00% Indenture.

The foregoing description of the Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Supplemental Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

The 7.00% Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 2.01	Completion of Acquisition or Disposition of Assets

On July 2, 2018, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 9, 2017, among the Company, Twin Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Hawaiian Telcom Holdco, Inc., a Delaware corporation (“Hawaiian Telcom”), Merger Sub merged with and into Hawaiian Telcom (the “Merger”), with Hawaiian Telcom surviving the Merger as a wholly-owned subsidiary of the Company.

As a result of the Merger, each share of Hawaiian Telcom’s common stock, par value $0.01 (“Hawaiian Telcom Common Stock”), outstanding immediately prior to the effective time of the Merger (the “Effective Time”), other than shares of Hawaiian Telcom Common Stock held by (i) Hawaiian Telcom as treasury stock, (ii) the Company or Merger Sub, (iii) any direct or indirect wholly-owned subsidiary of the Company or Hawaiian Telcom or (iv) any Hawaiian Telcom stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to the General Corporation Law of the State of Delaware, was cancelled and converted at the Effective Time into the right to receive, without interest and subject to applicable tax withholding, at the holder of such share’s election and subject to proration as set forth in the Merger Agreement and as described below:

(i)	1.6305 common shares, par value $0.01 per share, of the Company (the “Company Common Shares”) (the “Share Consideration”);

(ii)	0.6522 Company Common Shares and $18.45 in cash, without interest (the “Mixed Consideration”); or

(iii)	$30.75 in cash, without interest (the “Cash Consideration”, together with and any combination of, the Share Consideration and the Mixed Consideration, the “Merger Consideration”).

As a result of the Merger, (i) each Hawaiian Telcom restricted stock unit granted on or after January 1, 2017 that did not provide for automatic vesting upon the consummation of the Merger was converted at the Effective Time into a time-based restricted stock unit of the Company (with any applicable performance criteria deemed satisfied at target) in respect of a number of Company Common Shares (rounded down to the nearest whole share) based on an exchange ratio of 1.8274 (each, an “Assumed RSU”) and (ii) each other Hawaiian Telcom restricted stock unit (each, a “Cash-Out RSU”) was cancelled and converted at the Effective Time into the right to receive in respect of each share of Hawaiian Telcom Common Stock subject to such Cash-Out RSU (with any applicable performance criteria calculated based on actual performance), without interest and subject to applicable tax withholding, at the holder of such Cash-Out RSU’s election and subject to proration as set forth in the Merger Agreement and as described above, one or more forms of the Merger Consideration.

As previously announced by the Company and Hawaiian Telcom, the deadline for holders of Hawaiian Telcom Common Stock or Cash-Out RSUs to make an election as to the form of Merger Consideration was 5:00 p.m., New York time, on June 21, 2018 (the “Election Deadline”). Each share of Hawaiian Telcom Common Stock or each Cash-Out RSU in respect of which a timely and proper election was not made prior to the Election Deadline was cancelled and converted at the Effective Time into the right to receive the Mixed Consideration.

Elections made in respect of Hawaiian Telcom Common Stock or Cash-Out RSUs to receive the Share Consideration or the Cash Consideration are subject to proration as set forth in the Merger Agreement to ensure that the aggregate number of Company Common Shares issued by the Company in the Merger and the aggregate amount of cash paid by the Company in the Merger will be the same as if all electing holders received the Mixed Consideration. No fractional Company Common Shares will be issued in the Merger and holders of Hawaiian Telcom Common Stock and Cash-Out RSUs will receive cash in lieu of fractional Company Common Shares, if any.

In connection with the Merger, the Company paid in cash $218,300,658.30 and issued 7,716,840 Company Common Shares in aggregate Merger Consideration. In addition, the Company reserved for issuance 148,625 Company Common Shares in respect of the Assumed RSUs in connection with the Company’s assumption of the Hawaiian Telcom 2010 Equity Incentive Plan pursuant to the Merger Agreement.

Upon the closing of the Merger, the shares of Hawaiian Telcom Common Stock, which previously traded under the ticker symbol “HCOM” on The NASDAQ Stock Market (the “NASDAQ”), ceased trading on, and were delisted from, the NASDAQ.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K, filed by the Company on July 10, 2017 with the SEC, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above with respect to the Assumption is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the size of the Company’s board of directors increased from nine to eleven directors, and Walter A. Dods, Jr. and Meredith J. Ching, both former directors of Hawaiian Telcom, were appointed as directors of the Company to fill the newly created vacancies.

Item 8.01	Other Events

On July 2, 2018, the Company and Hawaiian Telcom issued a joint press release announcing the completion of the Merger. A copy of the joint press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) will be filed as an amendment to this Current Report on Form 8-K not later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) will be filed as an amendment to this Current Report on Form 8-K not later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 9, 2017, among Cincinnati Bell Inc., Twin Acquisition Corp. and Hawaiian Telcom Holdco, Inc.

4.1	Assumption Supplemental Indenture, dated as of July 2, 2018, by and among Cincinnati Bell Inc., the guarantors party thereto and Regions Bank, as Trustee.

4.2	Fifth Supplemental Indenture, dated as of July 2, 2018, by and among Cincinnati Bell Inc., the guarantors party thereto and Regions Bank, as Trustee.

99.1	Joint Press Release of Cincinnati Bell Inc. and Hawaiian Telcom Holdco, Inc., dated July 2, 2018.

*	Filed Previously

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication and the documents incorporated by reference herein may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on the Company’s current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this communication; the Company operates in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; the Company may be unable to grow its revenues and cash flows despite the initiatives it has implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise the Company’s success in the telecommunications industry; the Company’s access lines, which generate a significant portion of its cash flows and profits, are decreasing in number. If the Company continues to experience access line losses similar to the past several years, its revenues, earnings and cash flows from operations may be adversely impacted; negotiations with the providers of content for the Company’s video programming may not be successful, potentially resulting in the Company’s inability to carry certain programming channels, which could result in the loss of subscribers. In addition, due to the influence of some content providers, the Company may be forced to pay higher rates for some content, resulting in increased costs; the Company’s failure to meet performance standards under its agreements could result in customers terminating their relationships with the Company or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; the Company generates a substantial portion of its revenue by serving a limited geographic area; a large customer accounts for a significant portion of the Company’s revenues and accounts receivable. The loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining the Company’s telecommunications networks requires significant capital expenditures, and the Company’s inability or failure to maintain its telecommunications networks could have a material impact on its market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; the Company may be liable for the material that content providers distribute over the Company’s networks; cyber attacks, including on the Company’s vendors, or other breaches of network or other information technology security could have an adverse effect on the Company’s business; natural disasters, terrorist acts or acts of war could cause damage to the Company’s infrastructure and result in significant disruptions to the Company’s operations; the regulation of the Company’s businesses by federal and state authorities may, among other things, place the Company at a competitive disadvantage, restrict its ability to price its products and services and threaten its operating licenses; the Company depends on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede the Company’s growth or cause the Company to lose customers; a failure of back-office information technology systems could adversely affect the Company’s results of operations and financial condition; if the Company fails to extend or renegotiate its collective bargaining agreements with its labor union when they expire, or if its unionized employees were to engage in a strike or other work stoppage, the Company’s business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect the Company’s business, financial condition, results of operations and cash flows; the Company’s debt could limit the Company’s ability to fund operations, raise additional capital, and fulfill its obligations, which, in turn, would have a material adverse effect on its businesses and prospects generally; the Company’s credit agreement, the indenture governing the Company’s notes due 2024, the indenture governing the Company’s notes due 2025 and other indebtedness impose significant restrictions on the Company; the Company depends on its credit agreement and its accounts receivable securitization facility to provide for its short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of the Company’s indebtedness is dependent on the Company’s ability to generate cash, which could be impacted by many factors beyond its control; the Company depends on the receipt of dividends or other intercompany transfers from its subsidiaries and investments; the Merger may not achieve its intended results, and the Company and Hawaiian Telcom may be unable to successfully integrate their operations; the Company following the closing of the Merger (the “combined company”) is expected to incur expenses related to the integration of the Company and Hawaiian Telcom; the future results of the combined company will suffer if the combined company does not effectively manage its expanded operations following the Merger; uncertainties associated with the Merger may cause a loss of management personnel and other key employees, which could adversely affect the future business and operations of the combined company; the combined company will have substantial indebtedness following the Merger and the credit ratings of the combined company or its subsidiaries may be different from what the companies currently expect; the Merger may involve unexpected costs, unexpected liabilities or unexpected delays; the acquisition of OnX Holdings LLC (“OnX”) may not achieve its intended results, and the Company may be unable to successfully integrate OnX’s operations; the trading price of the Company’s common shares may be volatile, and the value of an investment in the company’s common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact the Company’s business and financial condition; the Company’s future cash flows could be adversely affected if it is unable to fully realize its deferred tax assets; changes in tax laws and regulations, and actions by federal, state and local taxing authorities related to the interpretation and application of such tax laws and regulations, could have a negative impact on the Company’s financial results and cash flows; the Company’s interpretation of the Tax Cuts and Jobs Act of 2017 could change, and have an adverse impact on financial results; adverse changes in the value of assets or obligations associated with the Company’s employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that the Company is infringing upon their intellectual property, and the Company could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon the Company’s intellectual property, and the company may expend significant resources enforcing its rights or suffer competitive injury; the Company could be subject to a significant amount of litigation, which could require it to pay significant damages or settlements; the Company could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; and the other risks and uncertainties detailed in the Company’s filings, including its Form 10-K for the fiscal year ended December 31, 2017, with the SEC as well as Hawaiian Telcom’s filings, including its Form 10-K for the fiscal year ended December 31, 2017, with the SEC.

These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause the Company’s actual results to differ materially from these forward-looking statements. The Company assumes no obligation to update the information contained in this communication except as required by applicable law.

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of July 9, 2017, among Cincinnati Bell Inc., Twin Acquisition Corp. and Hawaiian Telcom Holdco, Inc.

4.1	Assumption Supplemental Indenture, dated as of July 2, 2018, by and among Cincinnati Bell Inc., the guarantors party thereto and Regions Bank, as Trustee.

4.2	Fifth Supplemental Indenture, dated as of July 2, 2018, by and among Cincinnati Bell Inc., the guarantors party thereto and Regions Bank, as Trustee.

99.1	Joint Press Release of Cincinnati Bell Inc. and Hawaiian Telcom Holdco, Inc., dated July 2, 2018.

*	Filed Previously

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: July 2, 2018	By:	/s/ Christopher J. Wilson
		Name:	Christopher J. Wilson
		Title:	Vice President and General Counsel